RODOBO INTERNATIONAL, INC.

OTCBB: RDBO

Investor Presentation

July 2010

Disclaimer

Securities may not be offered or sold in the United States unless they are registered or exempt from registration under the Securities Act of 1933. Any offering of securities to be made in the United States will be made by means of an offering memorandum that may be obtained from the underwriters. Such offering memorandum will contain, or incorporate by reference, detailed information about Rodobo International, Inc. and its business and financial results, as well as its financial statements.

This presentation does not constitute an offer, or invitation, or solicitation of an offer, to subscribe for or purchase any securities. Neither this presentation nor anything contained herein shall form the basis of any contract or commitment whatsoever.

Safe Harbor Statement

This presentation contains forward-looking statements. Whenever we use words such as "believe," "expect," "anticipate," "intend," "plan," "estimate" or similar expressions, we are making forward-looking statements. Forward- looking statements include statements regarding our goals, beliefs, future growth strategies, objectives, plans or current expectations. These forward-looking statements are based on the current expectations of the management of Rodobo only, and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: failure to obtain required regulatory approvals; risks associated with the effect of changing economic conditions and/or regulatory environment in the People's Republic of China; variations in cash flow; reliance on collaborative partners and on new product development; variations in new product development; risks associated with rapid technological change and the potential of introduced or undetected flaws and defects in products; changes in technology and market requirements; loss of market share and pressure on pricing resulting from competition, which could cause the actual results or performance of Rodobo to differ materially from those contemplated in such forward-looking statements. Except as otherwise required by law, Rodobo undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. For a more detailed description of the risk and uncertainties affecting Rodobo, reference is made to Part I, Item 1A, "Risk Factors" of Rodobo's Annual Report on Form 10-K for the fiscal year ended September 30, 2009 and to other reports filed from time to time by Rodobo with the Securities and Exchange Commission.

RODOBO International (OTCBB:RDBO)

1. Company Overview
2. Financial Highlights
3. Growth Strategy & Investment Highlights

Rodobo

Company Profile: RODOBO International (OTCBB:RDBO)

- Producer of high-quality branded powdered milk products for infants, children, the middle aged and the elderly in China
- Products are sold thru distributors
- Licensed for R&D, production and marketing of infant formula products
- Facilities with highest industry standards and superior quality control systems
- 57% Revenue '06-'09 CAGR from $8.8mm in '06 to $34mm in '09
- Strong presence in seven provinces, with a focus on tier 2, 3 and 4 cities
- Founded in '02 and headquartered in Harbin
- Went public in the US in September '08


Net Income
$mm, FYE 9/30
$10
$8
$6
$4
$2
$0
$0.1
$2.6
$5.3
$6.8
$9.8
2006
2007
2008
2009
LTM 3/10


康年
中老年配方奶粉
Rodobo
全脂奶粉

乳多宝乳业

Diversified Product Portfolio

3 Product Lines,16 Different Products

Infants & Children Formula


乳多宝
Rodobo


PEER
倍尔嘉

Brands: Rodobo, Peer

Middle-aged & Elderly Formula


康年
中老年配方奶粉


康年

Brand: Healif

Whole Milk Powder


Rodobo
全脂奶粉

Brand: Rodobo

Products for Infants & Children


DHA
ARA

- Specifically developed to provide necessary nutrients, vitamins and minerals essential for babies' and children's growth
- 3 product segments designed for infants at different stages:
    - Infant milk formula (newborn - 6 months)
    - Follow up milk formula (6 - 12 months)
    - Grown up milk formula (1 - 3 years old)




乳多宝
4A+B
RODOBO


PEER
倍尔嘉
1
2
3

Products for Middle-Aged & Elderly

- The only milk formula product in China that is co-developed with the Chinese Nutrition Society ("CNS")
- The Company has the exclusive right to use the formula for 10 years starting July 1, 2008
- Enriched with 30 nutritional ingredients necessary for the well being of the population


康年
中老年配方奶粉
中国营养学会研制
康年



"Healthy Elderly" product series

Whole Milk Powder

- Fresh, sterilized, spray-dried raw whole milk
- Raw milk powder is usually used to produce dairy products (e.g. milk formula, ice cream, etc.) and dairy food (e.g., bread, cake, milk candies, etc.)


Rodobo
全脂奶粉
Rodobo
全脂奶粉
Rodobo
全脂奶粉

Rodobo

Revenue by Product Line

Fiscal Year 2009 (Sept 09)



$6.2mm
Middle-aged and Elderly Formula, 18%
$19.4mm
Infant Formula, 56%
Whole Milk Powder, 26%
$9.0mm

Total: $34.7mm

First Half 2010 (Mar 10)



$3.0mm
Middle-aged and Elderly Formula, 12%
$11.7mm
Infant Formula, 46%
Whole Milk Powder, 42%
$10.7mm

Total: $25.4mm

- Margin for Infant formula: 50% - 70%
- Margin for Middle-aged & Elderly: 50% - 70%
- Margin for Whole Milk Powder: ~10%

乳多宝乳业

Strategic Location


Production Center


Headquarter & Production Center


Hulunbeier
Harbin
Beijing
Hebei
Shandong
Henan
Sichuan
Hubei
Zhejiang
Fujian

High Quality Raw Milk Resources

- One of the World's three major black soil plains
- Recognized as one of the World's best areas for dairy cow farming
- 200 tons daily raw milk processing capacity in Harbin
- 1,000 tons daily raw milk processing capacity in Hulunbier

Secured Raw Milk Resources

- Newly constructed dairy farm in 2009
  - ~ 25 tons of raw milk per day
  - Over 1,600 dairy cows
- Owns and operates 15 raw milk collection stations
  - Account for approximately 40% of raw milk supply
  - Exclusive contracts with over 1,300 local farmers
  - Automated equipment to prevent human contact







Stringent Quality Control

- Using the highest industry standards and best quality control systems inspected by China's General Administration of Quality Supervision
- Implementing rigorous GMP and HACCP quality control standards to consistently monitor and ensure high quality throughout the production processes
- All products are ISO9001-2001 certified



Food Safety Management System Certification



Quality Management System Certification

Industry Awards

- "Best Quality Control Enterprise of Dairy Products" for 2008
- "Green Food" certification for some of the products
- "Heilongjiang Named Brand" in agricultural industry
- "Heilongjiang Named Trademark"
- "Leading Enterprise in Agricultural Industrialization in Heilongjiang province"


证 书
证 书
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证 书


哈尔滨乳多宝乳业有限责任公司

经省农业产业化领导小组认定，你单位为农业产业化省级龙头企业。

特发此证

黑龙江省农业产业化领导小组
二00五年十二月

"Green Food" Award

Strong Distribution Network



Production Center
Headquarter & Production Center
Marketing & Sales Headquarter
Hailaer
Harbin
Beijing
Hebei
Shandong
Henan
Anhui
Sichuan
Hubei
Zhejiang
Jiangxi
Fujian

- Marketing and sales headquartered in Beijing covering 120 distributors and over 2,000 sales people
- Formula products are currently sold in 4,463 retail stores in 7 provinces: Sichuan, Zhejiang, Fujian, Hubei, Shandong, Henan and Hebei

- Formula products are entering 2 new provinces: Jiangxi and Anhui

Marketing Strategy

- Extensive off-site promotion campaigns
- Promotion campaigns on TV, radio and Internet
- Nutrition/product service hotline
- On-site seminars discussing nutrition and dairy products for target audience







Supermarket Displays

乳多宝Rodobo

Experienced Management Team

Yanbin Wang, *Chairman & CEO*

Established Harbin Rodobo Dairy Co., Ltd in 2002

General Manager at Harbin Jinyu Maltose Syrup Co., Ltd (1997-2003)

EMBA in Economy Management from Tsinghua University

Xiuzhen Qiao, *Chief Financial Officer*

Joined Rodobo in 2007

Previously CFO of Harbin Runtong Group, a private consumer beverage company

EMBA from Harbin Industrial University

Yihong Zhang, *Chief Marketing Officer*

Joined Rodobo in 2007

Sales Manager in Harbin Senyong Dairy Co., Ltd (1997-2007)

Graduated from Harbin Industrial University

Rodobo

RODOBO International (OTCBB:RDBO)

1. Company Overview
2. Financial Highlights
3. Growth Strategy & Investment Highlights

乳多宝Rodobo

Income Statement Summary

Summary Income Statement	6-Month Ended March 31		Fiscal Year Ended September 30	
($ in Millions)	2010	2009	2009	2008
Revenues	$25.4	$15.1	$35	$22
Gross Profit	$11.3	$6.7	$17.6	$10.4
Gross Margin	44.48%	44.71%	50.74%	47.16%
Operating Income	$4.2	$2.7	$6.4	$5.2
Operating Margin	16.40%	17.78%	18.32%	23.58%
Net Income	$6.1	$3.0	$6.8	$5.3
Net Income Margin	24.06%	20.24%	19.59%	24.07%

Rodobo

High Growth


Revenue & Income (in Millions)
Revenue
Net Inc
$45
$40
$35
$30
$25
$20
$15
$10
$5
$-
$8.8
$0.1
$12.8
$2.6
$22.1
$5.3
$34.7
$6.8
$44.9
$9.8
2006(Sep30)
2007(Sep30)
2008(Sep30)
2009(Sep30)
Last12(Mar31)

Fiscal Year Ends Sept 30

Balance Sheet Summary

($ in Millions)	3/31/10	09/30/09
Cash and Equivalents	$6.3	$1.6
Total Current Assets	$20.8	$5.3
Total Assets	$66.6	$24.0
Total Current Liabilities	$10.5	$2.7
Total Shareholders' Equity	$56.1	$21.3
Total Liabilities and Shareholders' Equity	$66.6	$24.0

RODOBO International (OTCBB:RDBO)

1. Company Overview

2. Financial Highlights

3. Growth Strategy & Investment Highlights

乳多宝Rodobo

Large and Growing Infant Formula Market in China

China Favorable Market Opportunities

- **High Entry Barriers Now**
  - Melamine incident leads stricter government regulations to monitor raw milk production and new entry requirements for the Dairy Product Processing Industry
  - More dairy producers start to build their own dairy farms to secure reliable raw milk resources
- **Increasing Demand for Infant Formula**
  - Second largest market in world
  - 20% historical annual sales growth
  - Steady newborns per year over 16mm
  - Increasing number of working and migrated females and rising disposable income
  - Domestic output growth is lagging market demand growth
- **New Market for Middle-aged & Elderly Formula**
  - One of the early player in this market
  - Large elderly population, about 12.5% in 2009 and 40mm turning 50 years old each year
  - Significant growth potential due to awareness of health and wellness
- **Highly fragmented industry with opportunities**

China Infant Formula Market



$Bn
$12
$10
$8
$6
$4
$2
$0
$5.7
$12.0
20% '09-'14E CAGR
2009
2014

Sources: Research and Markets, Kalorama Information, AC Nielsen, National Statistics Bureau, Company estimates.

Growth Strategy

- Integrate and realign production lines of acquired Beixue Group to increase operating efficiency
  - Secure high quality raw milk supply
  - Increase production of high margin formula products
  - Integrate and cross sell our distribution channels.
- Increase marketing and sales spending
  - Expand to new geographic regions
  - Build nationwide brand recognition with continue focus in 2nd, 3rd and 4th tier cities
  - Target acquisition and consolidation opportunities in distribution channel.
- Further diversify product offerings
  - Develop new higher margin products for infants, middle-aged and elderly

Investment Highlights

Past:

- Viable business model with consistent growth
- Diverse portfolio of products with high-margin focus and established market share

Recent:

- Secured high quality raw milk supply and modern production facility
- Raised $3 Million enabled us to increase spending on marketing and sales and other general corporate purposes

Forward:

- Well positioned to expand to new geographic regions and increase market penetration
- Well positioned to increase high margin products sales to further improve our overall margins

Peer Comparison

Symbol	SYUT	ADY	RDBO.OB	EMDY.OB	YYIN.OB
Trade (7/2/2010)	$16.62	$15.33	$3.20	$1.35	$1.85
Market Cap	$897.48	$341.54	$86.05	$45.90	$48.89
EPS (TTM)	-0.46	-0.42	0.55	0.02	0.08
Valuation (MRQ)					
P/E (TTM)	N/A	N/A	**5.8**	85.3	23.1
P/S (TTM)	3.1	**1.4**	1.9	0.9	2.4
P/B (MRQ)	17.2	**1.3**	1.7	1.2	4.6
P/Cash Flow (TTM)	NA	10.5	**7.8**	47.6	22.3
Management Effectiveness					
ROI	-24.6%	-2.7%	**26.4%**	1.2%	11.3%
ROE	-38.1%	-3.2%	**27.9%**	1.2%	21.7%
Profitability (TTM)					
Gross Margin (TTM)	28.58%	40.43%	49.23%	47.30%	**67.17%**
Op Margin (TTM)	-8.20%	-10.87%	**17.41%**	6.98%	17.17%
EBIDA Margin (TTM)	-4.74%	-6.86%	20.02%	8.12%	**21.58%**
Net Margin (TTM)	-8.5%	-2.6%	**21.9%**	0.8%	9.1%

Resource: Reuters as of July 2, 2010

Thank You